Exhibit 10.29


December 18, 2006

Barron Partners, LP
c/o Barron Capital Advisors, LLC
Managing Partner
Attn: Andrew Barron Worden
730 5th Ave, 25th floor
New York, NY  10019

                Re: Common Stock Warrants "A", "B", "C" and "D"
                    -------------------------------------------

Mr. Worden:

         Reference is made to the Common Stock Purchase Warrant "A" (the "Series A Warrants"), the Common Stock Purchase Warrant "B" (the "Series B Warrants"), Common Stock Purchase Warrant "C" (the "Series C Warrants"), and the Common Stock Purchase Warrant "D" (the "Series D Warrant"), all dated June 17, 2005 and issued by Adsouth Partners, Inc., a Nevada corporation (the "Company") to Barron Partners, L.P., (the "Warrant Holder". This letter will confirm the following:

1. The exercise price of the Series A Warrant to purchase 1,437,246 shares of the Company's $.0001 par value common stock (the "Common Stock") will be reduced to $0.03 per share.

2. The exercise price of the Series B Warrant to purchase 1,887,246 shares of Common Stock will be reduced to $0.03 per share.

3. The exercise price of the Series C Warrant to purchase 2,642,144 shares of Common Stock will be reduced from to $0.03 per share.

4. The exercise price of the Series D Warrant to purchase 2,642,144 shares of Common Stock will be reduced to $0.03 per share.

5. The expiration date of the Series A Warrants, the Series B Warrants, the Series C Warrants and the Series D Warrants is changed from
June 17, 2010 to June 17, 2009.

               Please confirm your agreement with the foregoing.

                                                 Very truly yours,
                                                 /s/ Loren R. Haynes
                                                 -------------------
                                                 Loren R. Haynes
                                                 Acting Chief Executive Officer

         BARRON PARTNERS, LP
         By: Barron Capital Advisors, LLC

         By:/s/ Andrew B. Worden
            ---------------------------
            Andrew B. Worden, President

December 18, 2006

Mr. Richard Molinsky
51 Lordes Highway East
Weston, CT  06883

                Re: Common Stock Warrants "A", "B", "C" and "D"
                    -------------------------------------------

Dear Richard:

         Reference is made to the Common Stock Purchase Warrant "A" (the "Series A Warrants"), the Common Stock Purchase Warrant "B" (the "Series B Warrants"), Common Stock Purchase Warrant "C" (the "Series C Warrants"), and the Common Stock Purchase Warrant "D" (the "Series D Warrant"), all dated June 17, 2005 and issued by Adsouth Partners, Inc., a Nevada corporation (the "Company") to you. This letter will confirm the following:

1. The exercise price of the Series A Warrant to purchase 38,092 shares of the Company's $.0001 par value common stock (the "Common Stock") will be reduced to $0.03 per share.

2. The exercise price of the Series B Warrant to purchase 38,092 shares of Common Stock will be reduced to $0.03 per share.

3. The exercise price of the Series C Warrant to purchase 53,329 shares of Common Stock will be reduced to $0.03 per share.

4. The exercise price of the Series D Warrant to purchase 53,329 shares of Common Stock will be reduced to $0.03 per share.

5. The expiration date of the Series A Warrants, the Series B Warrants, the Series C Warrants and the Series D Warrants is changed from June 17, 2010 to June 17, 2009.

         Please confirm your agreement with the foregoing.

                                               Very truly yours,

                                               /s/ Loren R. Haynes
                                               -------------------
                                               Loren R. Haynes
                                               Acting Chief Executive Officer

         /s/ Richard Molinsky
         --------------------
         Richard Molinsky

December 18, 2006

Vestal Venture Capital
6471 Enclave Way
Boca Raton, FL  33496
Attention:  Mr. Allan R. Lyons


                Re: Common Stock Warrants "A", "B", "C" and "D"
                    -------------------------------------------

Dear Al:

         Reference is made to the Common Stock Purchase Warrant "A" (the "Series A Warrants"), the Common Stock Purchase Warrant "B" (the "Series B Warrants"), Common Stock Purchase Warrant "C" (the "Series C Warrants"), and the Common Stock Purchase Warrant "D" (the "Series D Warrant"), all dated June 17, 2005 and issued by Adsouth Partners, Inc., a Nevada corporation (the "Company") to you in the June 2005 private placement. This letter will confirm the following:

1. The exercise price of the Series A Warrant to purchase 574,662 shares of the Company's $.0001 par value common stock (the "Common Stock") will be reduced to $0.03 per share.

2. The exercise price of the Series B Warrant to purchase 574,662 shares of Common Stock will be reduced to $0.03 per share.

3. The exercise price of the Series C Warrant to purchase 804,527 shares of Common Stock will be reduced to $0.03 per share.

4. The exercise price of the Series D Warrant to purchase 804,527 shares of Common Stock will be reduced to $0.03 per share.

5. The expiration date of the Series A Warrants, the Series B Warrants, the Series C Warrants and the Series D Warrants is changed from June 17, 2010 to June 17, 2009.

         Please confirm your agreement with the foregoing.

                                Very truly yours,

                               /s/ Loren R. Haynes
                               -------------------
                               Loren R. Haynes
                               Acting Chief Executive Officer


VESTAL VENTURE CAPITAL


By:/s/ Allan R. Lyons
   ------------------
  Allan R. Lyons, principal